UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 13, 2025

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	STAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	OTHER EVENTS

On February 12, 2025, STAG Industrial, Inc., a Maryland corporation (the “Company”), filed a Registration Statement on Form S-3ASR (the “New Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to replace the Company’s prior Registration Statement on Form S-3ASR (No. 333-262791) filed with the SEC on February 16, 2022 (the “Prior Registration Statement”). The Prior Registration Statement was terminated upon the effectiveness of the New Registration Statement on February 12, 2025. In connection with the filing of the New Registration Statement, the Company filed with the SEC a prospectus supplement, dated February 13, 2025 (the “ATM Prospectus Supplement”), that continues the at-the-market offering of shares of the Company’s common stock having an aggregate offering price of up to $750,000,000 (the “Shares”). As of the date of this report, shares of the Company’s common stock having an aggregate offering price of up to approximately $510.5 million remain available for offer and sale pursuant to the ATM Prospectus Supplement.

In addition, on February 13, 2025, the Company and its operating partnership, STAG Industrial Operating Partnership, L.P., a Delaware limited partnership, entered into certain amendments (the “Amendments”) to the equity distribution agreements with each of Robert W. Baird & Co. Incorporated, BofA Securities, Inc., BMO Capital Markets Corp., BTIG, LLC, Citigroup Global Markets Inc., Evercore Group L.L.C., Jefferies LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Regions Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC (or certain of their respective affiliates or agents), as sales agents, forward sellers and/or forward purchasers, to, among other things, reflect the filing of the New Registration Statement.

The Shares will be offered pursuant to the New Registration Statement and the ATM Prospectus Supplement. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1 filed with this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description
1.1	Form of Amendment to Equity Distribution Agreement

5.1	Opinion of Paul Hastings LLP regarding legality of the Shares

8.1	Opinion of Hunton Andrews Kurth LLP regarding certain tax matters (incorporated by reference to Exhibit 8.1 to the Registration Statement on Form S-3 (File No. 333-284881) filed with the SEC on February 12, 2025)

23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1)

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 8.1)

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel and Secretary

Dated: February 13, 2025